TRADEMARK ACQUISITION AGREEMENT

This Trademark Acquisition Agreement (“Agreement”) is made and entered into as of May 31, 2025 (the “Effective Date”), by and between:

Sellers: Patrick J. Rolfes, an individual with an address at 2006 Seadrift Drive, Corona Del Mar, CA, 92625 (“Rolfes”) and Ted Angelo, an individual with an address at 2706 Country Club Blvd., Orange Park, FL 32073 (“Angelo”); and

Buyer: Agassi Sports Entertainment Corp., a Nevada corporation with a principal place of business at 1120 N. Town Center Drive, Suite 160, Las Vegas, NV 89144.

WHEREAS, Sellers are the sole and exclusive owners of the Trademark, as defined below; and

WHEREAS, Buyer desires to acquire all rights, title, and interest in and to the Trademark.

NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged by Sellers, the parties agree as follows :

1. Assignment

Sellers hereby assign, transfer, and convey to Buyer all rights, title, and interest in and to the following trademark (the “Trademark”), together with all the goodwill of the business associated therewith:

  Trademark: WORLD SERIES OF PICKLEBALL
  Registration No.: 7,599,932
  Jurisdiction: United States

Simultaneous with the execution of this Agreement, Sellers and Buyer shall execute the Trademark Assignment attached as Exhibit A, for filing with the United States Patent and Trademark Office.  In the event of any inconsistency, the terms of this Trademark Acquisition Agreement shall supersede the terms of the Trademark Assignment.

Sellers warrant and represent that there are no domain names or social media accounts owned or controlled by them which are related, directly or indirectly, to the Trademark.

2. Consideration

In consideration for the assignment of the Trademark, Buyer agrees to pay Sellers and Sellers agree to accept (a) the aggregate sum of Twenty-Five Thousand ($25,000) Dollars, payable within five (5) business days following the mutual execution of this Agreement, in accordance with instructions to be provided by Sellers to Buyer; and (b) common stock purchase warrants to purchase an aggregate of Fifty Thousand (50,000) shares of Buyer’s common stock as set forth on Exhibit B and Exhibit C hereto (the “Warrants”), with Twenty-Five Thousand (25,000) Warrants granted in the name of Rolfes and Twenty-Five Thousand (25,000) Warrants granted in the name of Angelo.

3.  Sellers’ Undertakings

Sellers shall:

a. Provide any and all reasonable assistance requested by Buyer in connection with the Trademark, including recording the assignment of the Trademark, and providing information related to the Trademark;

b. Immediately cease any and all use of the Trademark and any mark confusingly similar thereto; c. Remove the Trademark from all products, packaging, advertising, digital or printed materials, and social media within five (5) days of the Effective Date; d. Not use, register, or apply for any mark that is identical or confusingly similar to the Trademark in the future, whether as a trademark, domain name, business name, or otherwise, or take any action which might diminish the value of the Trademark in any manner;

e.  Not object to further applications filed by Buyer for the Trademark or derivatives thereof whether in the United States or internationally;

f.  Not issue any press release, public announcement, or social media post, or otherwise disclose the existence or terms of this Agreement without Buyer’s prior written consent; and

g.  Not make any statement, public or private, oral or written, that is false, defamatory, or disparaging regarding (i) the Trademark, (ii) Buyer, its affiliates, officers, directors, agents, or employees; or (iii) the transaction contemplated by this Agreement.

h.  Sellers are jointly and severally liable for any and all obligations of and undertakings by Sellers hereunder (except as set forth in Section 4(g), below).

i. At any time, and from time to time after the Effective Date, at Buyer’s request, Sellers shall execute and deliver such other instruments of sale, transfer, conveyance, assignment and confirmation and take such other action, at Sellers’ expense, as Buyer may reasonably deem necessary or desirable in order to perfect or otherwise enable the transfer, conveyance and assignment to Buyer and to confirm Buyer’s title to the Trademark and any and all federal and state trademark registrations thereof or applications therefore. Sellers further agree to assist Buyer and to provide such reasonable cooperation and assistance to Buyer, at Buyer’s expense, as Buyer may reasonably deem necessary and desirable in exercising and enforcing Buyer’s rights in the Trademark.

4. Representations and Warranties

Sellers represent and warrant that:

a.  Sellers are the sole and lawful owner of the Trademark and own the entire right, title and interest in and to the Trademark;

b.  The Trademark is free and clear of any liens, encumbrances, licenses, or security interests;

c.  Sellers have the full power and authority to enter into this Agreement and assign the Trademark and related rights hereunder;

d.  The Trademark and the usage thereof do not infringe upon the rights of any third party;

e.  All registrations for the Trademark are currently valid and subsisting and in full force and effect;

f.  Sellers have not licensed the Trademark to any other person or entity or granted, either expressly or impliedly, any trademark or service mark rights with respect to the Trademark to any other person or entity; and

g. Each of the Sellers individually, and not jointly or severally, agree and confirm that:

(i)

The Seller recognizes that the Warrants and the shares of the Buyer’s common stock issuable upon exercise thereof (collectively, the “Securities”) have not been registered under the Securities Act of 1933, as amended (the “1933 Act,” or the “Act”), nor under the securities laws of any state and, therefore, cannot be resold unless the resale of the Securities is registered under the 1933 Act or unless an exemption from registration is available.  Seller may not sell the Securities without registering them under the 1933 Act and any applicable state securities laws unless exemptions from such registration requirements are available with respect to any such sale.  The Buyer is under no obligation to register such Securities under the 1933 Act or under any state “Blue Sky” laws prior to or subsequent to their issuance;

(ii)	Seller is an “accredited investor” as such term is defined under Rule 501 of the 1933 Act;

(iii)

Seller has such knowledge and experience in financial and business matters such that Seller is capable of evaluating the merits and risks of an investment in the Securities and of making an informed investment decision, and does not require a representative in evaluating the merits and risks of an investment in the Securities;

(iv)

Seller recognizes that an investment in the Buyer is a speculative venture and that the total amount of consideration tendered in connection with the Securities is placed at the risk of the business and may be completely lost. The ownership of the Securities as an investment involves special risks;

(v)

Seller confirms and represents that he is able (i) to bear the economic risk of the Securities, (ii) to hold the Securities for an indefinite period of time, and (iii) to afford a complete loss of the Securities. Seller also represents that he has (x) adequate means of providing for his current needs and possible personal contingencies, and (y) has no need for liquidity in the Securities;

(vi)

Seller has carefully considered and has, to the extent he believes such discussion necessary, discussed with his professional, legal, tax and financial advisors, the suitability of an investment in the Securities for his particular tax and financial situation and his advisers, if such advisors were deemed necessary, have determined that the Securities are a suitable investment for him;

(vii)

the Buyer is under no obligation to register or seek an exemption under any federal and/or state securities acts for any sale or transfer of the Securities by Seller, and Seller is solely responsible for determining the status, in his hands, of the Securities acquired in connection herewith and the availability, if required, of exemptions from registration for purposes of sale or transfer of the Securities;

(viii)

the Seller acknowledges that he (A) is aware of, has received and had an opportunity to review (x) the Buyer’s Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the Securities and Exchange Commission (“SEC”) on March 26, 2025 (the “Annual Report”); (y) the Buyer’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, as filed with the SEC on May 14, 2025; (z) Buyer’s current reports on Form 8-K from January 1, 2025, to the date of this Agreement (which filings can be accessed by going to https://www.sec.gov/edgar/searchedgar/companysearch.html, typing “Agassi Sports” in the “Name, ticker symbol, or CIK” field, and clicking the “Submit” button), in each case (x) through (z), including, but not limited to, the audited and unaudited financial statements, description of business, risk factors, results of operations, certain transactions and related business disclosures described therein (collectively the “Disclosure Documents”) and an independent investigation made by it of Buyer; and (B) is not relying on any oral representation of Buyer or any other person, nor any written representation or assurance from Buyer; in connection with Seller’s acceptance of the Shares and investment decision in connection therewith.

(ix)

The Seller is acquiring the Securities for his own account for long-term investment and not with a view toward resale, fractionalization or division, or distribution thereof, and he does not presently have any reason to anticipate any change in his circumstances, financial or otherwise, or particular occasion or event which would necessitate or require his sale or distribution of the Securities. No one other than the Seller has any beneficial interest in said securities; and

(x)	Seller understands and agrees that a legend has been or will be placed on any certificate(s) or other document(s) evidencing the Securities in substantially the following form:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE SECURITIES ACT.  THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS (I) THEY SHALL HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND ANY APPLICABLE STATE SECURITIES ACT, OR (II) THE CORPORATION SHALL HAVE BEEN FURNISHED WITH AN OPINION OF COUNSEL, SATISFACTORY TO COUNSEL FOR THE CORPORATION, THAT REGISTRATION IS NOT REQUIRED UNDER ANY SUCH ACTS."

5. VIP Tickets

During the lifetime of the Sellers, Buyer agrees to furnish to Sellers an aggregate of six (6) VIP tickets to all World Series of Pickleball events produced by or on behalf of Buyer.  Such tickets shall be subject to all the rules and regulations, including standards of behavior, applicable to tickets generally.

6. Indemnity

Sellers hereby agree to indemnify and hold harmless Buyer, Buyer’s directors, officers, employees, successors and assigns, harmless from and against any loss, liability, cost or expense (including reasonable counsel fees) incurred by them arising out of or in connection with the breach or alleged breach of Sellers’ warranties, representations, and agreements made herein.

7. Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to its conflict of law principles.

8. Entire Agreement

This Agreement constitutes the entire agreement between the parties, supersedes all prior or contemporaneous understandings, agreements, representations, and warranties, whether written or oral, and cannot be modified except in a writing signed by all parties. This Agreement shall be binding on and inure to the benefit of the parties and their respective successors and assigns, if any.

9. Counterparts

This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Signatures transmitted electronically or by PDF shall be deemed effective.

10. Severability

Any provision of this Agreement that is invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions of this Agreement in such jurisdiction or rendering that or any other provision of this Agreement invalid, illegal or unenforceable in any other jurisdiction.

11. Legal Counsel/Authorship

Sellers acknowledge that Buyer has recommended that they engage legal counsel to review this Agreement on their behalf.  Sellers represent that either they have done so, or they have affirmatively decided not to do so.  Both Buyer and Sellers shall be deemed to be the authors of this Agreement.

IN WITNESS WHEREOF, the parties have executed this Trademark Acquisition Agreement as of the Effective Date.

Seller:

Signature: /s/ Patrick J. Rolfes

Name: Patrick J. Rolfes

Date: May 31, 2025

Seller:

Signature: /s/ Ted Angelo

Name: Ted Angelo

Date: May 31, 2025

Buyer:

Agassi Sports Entertainment Corp.

Signature: /s/ Ronald S. Boreta

Name: Ronald S. Boreta

Title: Chief Executive Officer

Date: May 31, 2025

Exhibit A

TRADEMARK ASSIGNMENT

This trademark assignment (the “Trademark Assignment”) is effective as of May 31, 2025 and is made and entered into between Patrick J. Rolfes and Ted Angelo (“Assignors”) and Agassi Sports Entertainment Corp. (“Assignee”).

WHEREAS, Assignors are the joint owners of U.S. Trademark Registration No. 7,599,932 for the mark WORLD SERIES OF PICKLEBALL as shown in Exhibit 1, together with the goodwill of the business symbolized thereby (the “Trademark”); and

WHEREAS, Assignors have agreed to sell, convey, assign and transfer to Assignee all of Assignors’ right, title and interest in the Trademark, along with any common law rights related thereto.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.

Assignment.  Assignors hereby sell, convey, assign and transfer to Assignee all of Assignors’ right, title and interest in and to the Trademark and any and all goodwill of the business symbolized thereby, including all common law rights and rights therein provided by international conventions and treaties, and the right to sue for past, present and future infringement thereof.

2.

No Warranties.  Each of the parties represents and warrants that it has the authority to enter into this Assignment Agreement.  Assignors make no warranties, express or implied, with respect to the Trademark.

3.

Further Assurances.  Assignors shall take all further actions, and provide to Assignee all such reasonable cooperation and assistance (including, without limitation, the execution and delivery of any and all affidavits, declarations, oaths, samples, exhibits, specimens, assignments, powers of attorney or other documentation), reasonably requested by Assignee, at Assignee’s cost and expense, to more fully and effectively effectuate the purpose of this Assignment, including, without limitation, with respect to the implementation or perfection of this Agreement in all applicable jurisdictions throughout the world, including the execution and delivery of assignments in recordable form necessary to assign such rights.

4.

Direction to Record.  Assignors hereby request the Commissioner of Patents and Trademarks, and the corresponding entities or agencies in any other applicable countries, to record Assignee as the assignee and owner of the Trademark.

5.	Counterparts. This Assignment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

[Remainder of page left intentionally blank. Signature page follows.]

IN WITNESS WHEREOF, Assignors and Assignee have caused this Assignment to be executed as of the date first written above by its duly authorized representative.

Patrick J. Rolfes (Assignor)

__________________________________________

May 31, 2025

Ted Angelo (Assignor)

__________________________________________

May 31, 2025

Agassi Sports Entertainment Corp. (Assignee)

__________________________________________

By: Ronald S. Boreta

Its: Chief Executive Officer

May 31, 2025

EXHIBIT 1

Mark	U.S. Reg. No.	Reg. Date
WORLD SERIES OF PICKLEBALL	7,599,932	December 10, 2024

Exhibit B

NEITHER THIS WARRANT NOR ANY OF THE SECURITIES ISSUABLE UPON ITS EXERCISE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND SUCH SECURITIES MAY NOT BE TRANSFERRED UNLESS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES.

Warrant No.: Agassi-2025-A1 Warrant Date: May 31, 2025	Number of Shares: 25,000

AGASSI SPORTS ENTERTAINMENT CORP.

 COMMON STOCK PURCHASE WARRANT

1.                  Issuance. For value received, the receipt of which is hereby acknowledged by Agassi Sports Entertainment Corp., a Nevada corporation (the “Company”), Patrick J. Rolfes, an individual or his registered assigns (the “Holder”), is hereby granted the right to purchase, until the close of business on May 31, 2028 (the “Expiration Date”), Twenty-Five Thousand (25,000), subject to adjustment upon certain events as described in greater detail below, fully paid and nonassessable shares of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”). This Common Stock Purchase Warrant (this “Warrant”) is being issued to the Holder as partial consideration pursuant to that certain Trademark Acquisition Agreement dated on or around the date of this Warrant, by and between the Company, Patrick J. Rolfes and Ted Angelo. For the purposes of this Warrant:

2.                  Exercise Price.

2.1              The exercise price per share of Common Stock shall be $5.75 per share (the “Exercise Price”)(subject to adjustment upon certain events as described in greater detail below). The Exercise Price shall be payable in cash in immediately available funds.

2.2              This Warrant may not be exercised via a cashless exercise.

3.                  Procedure for Exercise. Upon surrender of this Warrant with the annexed Notice of Exercise Form duly executed, together with payment in cash of the aggregate Exercise Price for the shares of Common Stock purchased, the Holder shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased (the “Warrant Shares”). This Warrant may be exercised in whole or in part, subject to the Beneficial Ownership Limitation (defined below). On any such partial exercise, provided the Holder has surrendered the original Warrant, the Company will issue and deliver to the order of the Holder a new Warrant of like tenor, in the name of the Holder, for the whole number of shares of Common Stock for which such Warrant may still be exercised.

4.                  No Fractional Shares or Scrip. No fractional Shares or scrip representing fractional Warrant Shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional Warrant Shares the Company shall issue an additional share of Common Stock to the Holder or pay the Holder the fair market value of such fractional share, as determined in the reasonable discretion of the Board of Directors of the Company, in the Company’s sole discretion.

5.                  Reservation of Shares. The Company hereby agrees that at all times during the term of this Warrant there shall be reserved for issuance upon exercise of this Warrant such number of Warrant Shares as shall be required for issuance upon exercise hereof. Any shares issuable upon exercise of this Warrant will be duly and validly issued, fully paid, non-assessable and free of all liens and charges and not subject to any preemptive rights and rights of first refusal.

6.                  Beneficial Ownership Limitation. Notwithstanding anything to the contrary contained herein, the number of Warrant Shares that may be acquired by the Holder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its affiliates (as defined under Rule 144 of the Securities Act, “Affiliates”) and any other persons whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), does not exceed 4.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise)(the “Beneficial Ownership Limitation”). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. By written notice to the Company, the Holder may increase the Beneficial Ownership Limitation to up to 9.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise), but any such increase will not be effective until the 61st day after delivery of such notice. In no event shall the Beneficial Ownership Limitation be increased to greater than 9.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise). This restriction may not be waived.

7.                  Mutilation or Loss of Warrant. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver a new warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

8.                  No Rights as Shareholder. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder of the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

Agassi Sports Entertainment Corp. Common Stock Purchase Warrant Agassi-2025-A-1 Page 2 of 5

9.                  Effect of Certain Transactions

9.1              Adjustments for Stock Splits, Stock Dividends Etc. If the number of outstanding shares of Common Stock of the Company are increased or decreased by a stock split, reverse stock split, stock dividend, stock combination, recapitalization or the like, the Exercise Price and the number of shares purchasable pursuant to this Warrant shall be adjusted proportionately so that the ratio of (i) the aggregate number of shares purchasable by exercise of this Warrant to (ii) the total number of shares outstanding immediately following such stock split, reverse stock split, stock dividend, stock combination, recapitalization or the like shall remain unchanged, and the aggregate purchase price of shares issuable pursuant to this Warrant shall remain unchanged.

9.2              Fundamental Transactions. If at any time the Company plans to sell all or substantially all of its assets, or engage in a merger or consolidation of the Company in which the Company will not survive (other than a merger or consolidation with or into a wholly- or partially-owned subsidiary of the Company)(each a “Fundamental Transaction”), the Company will give the Holder of this Warrant advance written notice at least thirty (30) days prior to the planned closing of the Fundamental Transaction. If this Warrant or any part thereof is not exercised by the Holder prior to the date of the closing of the Fundamental Transaction, this Warrant or any unexercised portion thereof, shall expire and terminate effective upon such event.

10.              Transfer to Comply with the Securities Act. This Warrant and the Warrant Shares have not been registered under the Securities Act of 1933, as amended, (the “Securities Act”) and have been issued to the Holder for investment and not with a view to the distribution of either this Warrant or the Warrant Shares. Neither this Warrant nor any of the Warrant Shares or any other security issued or upon exercise of this Warrant may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Securities Act relating to such security or an opinion of counsel satisfactory to the Company that registration is not required under the Securities Act. Each certificate for this Warrant, the Warrant Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend in form and substance satisfactory to counsel for the Company, setting forth the restrictions on transfer contained in this Section.

11.              Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally or sent by certified, registered or express mail, postage pre-paid. Any such notice shall be deemed given when so delivered personally, or if mailed, two days after the date of deposit in the United States mails, as follows:

If to the Company, to:

Agassi Sports Entertainment Corp.

Attn:  Ron Boreta 1120 N Town Center Drive, Suite 160

Las Vegas, Nevada 89144

Email: ron@agassisports.com

If to the Holder, to its address appearing on the Company’s records.

Agassi Sports Entertainment Corp. Common Stock Purchase Warrant Agassi-2025-A-1 Page 3 of 5

Any party may designate another address or person for receipt of notices hereunder by written notice given at least five (5) business days prior to the date such change will be effective, given to the other parties in accordance with this Section.

12.              Supplements and Amendments; Whole Agreement. This Warrant may be amended or supplemented only by an instrument in writing signed by the Company and the Holder hereof. This Warrant contains the full understanding of the parties hereto with respect to the subject matter hereof, and there are no representations, warranties, agreements or understandings other than expressly contained herein.

13.              Governing Law. This Warrant shall be deemed to be a contract made under the laws of the State of Nevada and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State. Any action brought by either party against the other concerning the transactions contemplated by this Warrant shall be brought only in the state courts of the County of Clark, Nevada or in the federal courts located in the County of Clark, Nevada. The parties to this Warrant hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Warrant by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

14.              Counterparts. This Warrant may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

15.              Descriptive Headings. Descriptive headings of the several Sections of this Warrant are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

16.              Assignability. This Warrant or any part hereof may only be hereafter assigned by the Holder to an affiliate thereof executing documents reasonably required by the Company, subject to applicable law. Any such assignment shall be binding on the Company and shall inure to the benefit of any such assignee.

17.              Restrictions. By acceptance hereof, the Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant have restrictions upon their resale imposed by state and federal securities laws.

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Agassi Sports Entertainment Corp. Common Stock Purchase Warrant Agassi-2025-A-1 Page 4 of 5

IN WITNESS WHEREOF, the Company has executed this Warrant as of the Warrant Date set forth above.

COMPANY: Agassi Sports Entertainment Corp. By:___________________________________ Name: Ronald S. Boreta Title: Chief Executive Officer

Agassi Sports Entertainment Corp. Common Stock Purchase Warrant Agassi-2025-A-1 Page 5 of 5

NOTICE OF EXERCISE OF WARRANT

Attention: Corporate Secretary

The undersigned hereby elects to purchase, pursuant to the provisions of the Common Stock Purchase Warrant Agassi-2025-A-1 issued by Agassi Sports Entertainment Corp., a Nevada corporation (the “Company”) and held by the undersigned, _________ shares of Common Stock of the Company. Payment of the Exercise Price per Warrant Share required under the Warrant accompanies this Notice.

The issuance of the shares of Common Stock in connection with this Notice of Exercise of Warrant will not cause the undersigned to exceed the Beneficial Ownership Limitation of the Warrant.

The undersigned hereby represents and warrants that the undersigned is acquiring such Shares for his own account for investment purposes only, and not for resale or with a view to distribution of such Warrant Shares or any part thereof.

Date: ________, 20__

WARRANTHOLDER:

Signature:___________________________

Print Name:___________________________

Title:___________________________

Address:___________________________

Name in which Shares should be registered:___________________________

Exhibit C

NEITHER THIS WARRANT NOR ANY OF THE SECURITIES ISSUABLE UPON ITS EXERCISE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND SUCH SECURITIES MAY NOT BE TRANSFERRED UNLESS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES.

Warrant No.: Agassi-2025-A2 Warrant Date: May 31, 2025	Number of Shares: 25,000

AGASSI SPORTS ENTERTAINMENT CORP.

 COMMON STOCK PURCHASE WARRANT

18.              Issuance. For value received, the receipt of which is hereby acknowledged by Agassi Sports Entertainment Corp., a Nevada corporation (the “Company”), Ted Angelo, an individual or his registered assigns (the “Holder”), is hereby granted the right to purchase, until the close of business on May 31, 2028 (the “Expiration Date”), Twenty-Five Thousand (25,000), subject to adjustment upon certain events as described in greater detail below, fully paid and nonassessable shares of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”). This Common Stock Purchase Warrant (this “Warrant”) is being issued to the Holder as partial consideration pursuant to that certain Trademark Acquisition Agreement dated on or around the date of this Warrant, by and between the Company, Patrick J. Rolfes and Ted Angelo. For the purposes of this Warrant:

19.              Exercise Price.

19.1          The exercise price per share of Common Stock shall be $5.75 per share (the “Exercise Price”)(subject to adjustment upon certain events as described in greater detail below). The Exercise Price shall be payable in cash in immediately available funds.

19.2          This Warrant may not be exercised via a cashless exercise.

20.              Procedure for Exercise. Upon surrender of this Warrant with the annexed Notice of Exercise Form duly executed, together with payment in cash of the aggregate Exercise Price for the shares of Common Stock purchased, the Holder shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased (the “Warrant Shares”). This Warrant may be exercised in whole or in part, subject to the Beneficial Ownership Limitation (defined below). On any such partial exercise, provided the Holder has surrendered the original Warrant, the Company will issue and deliver to the order of the Holder a new Warrant of like tenor, in the name of the Holder, for the whole number of shares of Common Stock for which such Warrant may still be exercised.

21.              No Fractional Shares or Scrip. No fractional Shares or scrip representing fractional Warrant Shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional Warrant Shares the Company shall issue an additional share of Common Stock to the Holder or pay the Holder the fair market value of such fractional share, as determined in the reasonable discretion of the Board of Directors of the Company, in the Company’s sole discretion.

22.              Reservation of Shares. The Company hereby agrees that at all times during the term of this Warrant there shall be reserved for issuance upon exercise of this Warrant such number of Warrant Shares as shall be required for issuance upon exercise hereof. Any shares issuable upon exercise of this Warrant will be duly and validly issued, fully paid, non-assessable and free of all liens and charges and not subject to any preemptive rights and rights of first refusal.

23.              Beneficial Ownership Limitation. Notwithstanding anything to the contrary contained herein, the number of Warrant Shares that may be acquired by the Holder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its affiliates (as defined under Rule 144 of the Securities Act, “Affiliates”) and any other persons whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), does not exceed 4.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise)(the “Beneficial Ownership Limitation”). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. By written notice to the Company, the Holder may increase the Beneficial Ownership Limitation to up to 9.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise), but any such increase will not be effective until the 61st day after delivery of such notice. In no event shall the Beneficial Ownership Limitation be increased to greater than 9.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise). This restriction may not be waived.

24.              Mutilation or Loss of Warrant. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver a new warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

25.              No Rights as Shareholder. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder of the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

Agassi Sports Entertainment Corp. Common Stock Purchase Warrant Agassi-2025-A2 Page 2 of 5

26.              Effect of Certain Transactions

26.1          Adjustments for Stock Splits, Stock Dividends Etc. If the number of outstanding shares of Common Stock of the Company are increased or decreased by a stock split, reverse stock split, stock dividend, stock combination, recapitalization or the like, the Exercise Price and the number of shares purchasable pursuant to this Warrant shall be adjusted proportionately so that the ratio of (i) the aggregate number of shares purchasable by exercise of this Warrant to (ii) the total number of shares outstanding immediately following such stock split, reverse stock split, stock dividend, stock combination, recapitalization or the like shall remain unchanged, and the aggregate purchase price of shares issuable pursuant to this Warrant shall remain unchanged.

26.2          Fundamental Transactions. If at any time the Company plans to sell all or substantially all of its assets, or engage in a merger or consolidation of the Company in which the Company will not survive (other than a merger or consolidation with or into a wholly- or partially-owned subsidiary of the Company)(each a “Fundamental Transaction”), the Company will give the Holder of this Warrant advance written notice at least thirty (30) days prior to the planned closing of the Fundamental Transaction. If this Warrant or any part thereof is not exercised by the Holder prior to the date of the closing of the Fundamental Transaction, this Warrant or any unexercised portion thereof, shall expire and terminate effective upon such event.

27.              Transfer to Comply with the Securities Act. This Warrant and the Warrant Shares have not been registered under the Securities Act of 1933, as amended, (the “Securities Act”) and have been issued to the Holder for investment and not with a view to the distribution of either this Warrant or the Warrant Shares. Neither this Warrant nor any of the Warrant Shares or any other security issued or upon exercise of this Warrant may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Securities Act relating to such security or an opinion of counsel satisfactory to the Company that registration is not required under the Securities Act. Each certificate for this Warrant, the Warrant Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend in form and substance satisfactory to counsel for the Company, setting forth the restrictions on transfer contained in this Section.

28.              Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally or sent by certified, registered or express mail, postage pre-paid. Any such notice shall be deemed given when so delivered personally, or if mailed, two days after the date of deposit in the United States mails, as follows:

If to the Company, to:

Agassi Sports Entertainment Corp.

Attn:  Ron Boreta 1120 N Town Center Drive, Suite 160

Las Vegas, Nevada 89144

Email: ron@agassisports.com

If to the Holder, to its address appearing on the Company’s records.

Agassi Sports Entertainment Corp. Common Stock Purchase Warrant Agassi-2025-A2 Page 3 of 5

Any party may designate another address or person for receipt of notices hereunder by written notice given at least five (5) business days prior to the date such change will be effective, given to the other parties in accordance with this Section.

29.              Supplements and Amendments; Whole Agreement. This Warrant may be amended or supplemented only by an instrument in writing signed by the Company and the Holder hereof. This Warrant contains the full understanding of the parties hereto with respect to the subject matter hereof, and there are no representations, warranties, agreements or understandings other than expressly contained herein.

30.              Governing Law. This Warrant shall be deemed to be a contract made under the laws of the State of Nevada and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State. Any action brought by either party against the other concerning the transactions contemplated by this Warrant shall be brought only in the state courts of the County of Clark, Nevada or in the federal courts located in the County of Clark, Nevada. The parties to this Warrant hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Warrant by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

31.              Counterparts. This Warrant may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

32.              Descriptive Headings. Descriptive headings of the several Sections of this Warrant are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

33.              Assignability. This Warrant or any part hereof may only be hereafter assigned by the Holder to an affiliate thereof executing documents reasonably required by the Company, subject to applicable law. Any such assignment shall be binding on the Company and shall inure to the benefit of any such assignee.

34.              Restrictions. By acceptance hereof, the Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant have restrictions upon their resale imposed by state and federal securities laws.

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Agassi Sports Entertainment Corp. Common Stock Purchase Warrant Agassi-2025-A2 Page 4 of 5

IN WITNESS WHEREOF, the Company has executed this Warrant as of the Warrant Date set forth above.

COMPANY: Agassi Sports Entertainment Corp. By:___________________________________ Name: Ronald S. Boreta Title: Chief Executive Officer

Agassi Sports Entertainment Corp. Common Stock Purchase Warrant Agassi-2025-A2 Page 5 of 5

NOTICE OF EXERCISE OF WARRANT

Attention: Corporate Secretary

The undersigned hereby elects to purchase, pursuant to the provisions of the Common Stock Purchase Warrant Agassi-2025-A-2 issued by Agassi Sports Entertainment Corp., a Nevada corporation (the “Company”) and held by the undersigned, _________ shares of Common Stock of the Company. Payment of the Exercise Price per Warrant Share required under the Warrant accompanies this Notice.

The issuance of the shares of Common Stock in connection with this Notice of Exercise of Warrant will not cause the undersigned to exceed the Beneficial Ownership Limitation of the Warrant.

The undersigned hereby represents and warrants that the undersigned is acquiring such Shares for his own account for investment purposes only, and not for resale or with a view to distribution of such Warrant Shares or any part thereof.

Date: ________, 20__

WARRANTHOLDER:

Signature:___________________________

Print Name:___________________________

Title:___________________________

Address:___________________________

Name in which Shares should be registered:___________________________